GOLDMAN SACHS TRUST

Class C Shares of the
Goldman Sachs Structured Large Cap Growth Fund (the “Fund”)

Supplement dated May 11, 2010 to the
Prospectus dated February 26, 2010 (the “Prospectus”)

The following replaces the rows relating to Class C Shares of the “Average Annual Total Return” chart in the “Performance” section of the Fund’s Summary in the Prospectus:

				Since
	1 Year	5 Years	10 Years	Inception

Class C (Inception 08/15/97)

Returns Before Taxes	29.55%	−2.98%	−6.16%	−0.40%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	37.21%	1.63%	−3.98%	1.96%

This Supplement should be retained with your Prospectus for future reference.

SLCGRTNSTK 5-10